UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 1, 2004






                         WORLD TRANSPORT AUTHORITY, INC.
            (Exact name of registrant as specified in its charter)



            Alberta, BC                        93-1202663
     (State of Incorporation)      (I.R.S. Employer Identification No.)

                              140 West Park Avenue
                           El Cajon, California 92020
                    (Address of Principal Executive Offices)




                       (619) 593-2440 Fax: (619) 593-2444
          (Registrant's telephone and fax number, including area code)

Item 5.  Other Events.

      The 8K report filed on September 1, 2004 is amended as follows:

On August 30, 2004, Mr. Todd Fowler submitted his voluntary resignation from the Board of Directors of World Transport Authority, Inc., an Alberta corporation, to give his full attention to his other business pursuits. The Board thanks Mr. Fowler for his good service to the corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 World Transport Authority, Inc.


Date: August 31, 2004                By: /s/ William C. Kennedy


                                   -------------------------------------
                                         William C. Kennedy
                                         Chief Executive Officer